------------------------------------------------------------------------------
Description of art work on cover of report
Catholic Values Investment Trust logo --
Light blue solid circle with letters CVIT printed over it in blue & violet.
-------------------------------------------------------------------------------





                                  Annual Report


                                December 31,1998





                  Catholic Values Investment Trust Equity Fund

              TABLE OF CONTENTS

  LETTER TO SHAREHOLDERS....................... 1
  MANAGEMENT DISCUSSION........................ 3
  DIVIDEND DISTRIBUTIONS........................4

  CATHOLIC VALUES INVESTMENT TRUST Equity Fund
    Portfolio of Investments................... 5
    Statement of Assets and Liabilities........ 7
    Statement of Operations.................... 8
    Statement of Changes in Net Assets......... 9
    Financial Highlights...................... 10
    Notes to Financial Statements..............11





                    CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
                             LETTER TO SHAREHOLDERS

================================================================================

                                                           January, 1999

Dear Shareholders:

     We hope you are as pleased with the Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, as we are. The Fund invests for long-term growth of capital and risk aversion. It pursues this objective by investing in a broadly diversified portfolio of well-established U.S. and, eventually, non-U.S. companies which meet strict financial quality and religious standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     At the moment, all investments are in U.S. securities. As the Fund grows in size, additional international securities may be added resulting in a global fund. As of December 31, 1998, the Fund's return since inception was 10.19% in the Individual share class and 10.64% in the Institutional Service share class.

     The independent Catholic Advisory Board reviews the Fund's investments so as to be consistent with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this independent Board must exercise great wisdom and caution in reviewing each company and equity to assure that the investment conforms to the objectives.

     The Catholic Advisory Board is comprised of six independent lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The board members are:

     Thomas P. Melady, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University

     Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

     Bowie K. Kuhn, Former Commissioner of Baseball

     Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

     Thomas S. Monaghan, President, CEO and Chairman of Domino's Pizza, Inc.

     William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     In addition, the Catholic Advisory Board is most fortunate that His Eminence John Cardinal O'Connor is its Ecclesiastical Advisor.

     Initially, Wright Investors' Service, the Fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in the opinion of Wright, soundly financed with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. These selections are then reviewed by the Catholic Advisory Board to assure that the equity complies with Catholic teachings of doctrine. When a company is found not to be in compliance with Church core teachings, the investment Adviser is asked not to purchase that stock for the CVIT portfolio or remove it, if warranted.

     The result is continuous dialogue, continuous information input, continuous review, and thus continuous evaluation. Independent thinking and independent information provides input and assures that the Fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. Thus, your Fund combines Catholic values with investment values.

     The Fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may also, after following some security protection procedures, access your account.

                                                 Sincerely,

                                                  /s/Walter R.Miller

                                                  Walter R. Miller, Ph.D.
                                                  Secretary to the
                                                  Catholic Advisory Board

THE WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

WRIGHT CATHOLIC VALUES INVESTMENT TRUST - INSTITUTIONAL SERVICE SHARES Growth of $10,000 invested 5/31/97* through 12/31/98

                                      Annual Total Return
                                    Lst 1 Yr      Since Incept*
CVIT                                  -0.8%          +10.3%
Lipper Growth Funds                  +22.9%          +23.5%
NYSE                                 +18.5%          +22.9%

     The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 5/31/97 would have grown to $11,672 by December 31, 1998.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Catholic Values     Lipper Equity      NYSE
               Investment Trust         Growth Funds      Index

05/31/97           $10,000                $10,000        $10,000

12/31/97           $11,766                $11,362        $11,699
12/31/98           $11,672                $13,960        $13,864

--------------------------------------------------------------------------------
THE WRIGHT MANAGED EQUITY TRUST - EQUITY FUNDS

WRIGHT CATHOLIC VALUES INVESTMENT TRUST - INDIVIDUAL SHARES Growth of $10,000 invested 5/31/97* through 12/31/98

                                  Annual Total Return
                                 Lst 1 Yr      Since Incept*
CVIT                               -1.3%           +9.9%
Lipper Growth Funds               +22.9%          +23.5%
NYSE                              +18.5%          +22.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 5/31/97 would have grown to $11,616 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values   Lipper Equity       NYSE
             Investment Trust       Growth Funds       Index

05/31/97        $10,000               $10,000         $10,000

12/31/97        $11,770               $11,362         $11,699
12/31/98        $11,616               $13,960         $13,864

--------------------------------------------------------------------------------
*: For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception. Actual performance since
  May 1 inception was 10.19% in the Individual share class and 10.64% in the Institutional Service share class.Lipper Growth Funds are an average of 1,139 growth funds.

                    CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
                              MANAGEMENT DISCUSSION
================================================================================


     For stock investors, the year 1998 was one of the strangest in market history. On the surface, at the level of the major market averages, 1998 was a good year: the S&P 500 Composite rewarded investors with a return of 29% during 1998. But for most stocks outside of a select handful of large-cap favorites and speculative internet issues, 1998 was closer to a bear market than to a bull market. Within the S&P 500, a majority of stocks performed relatively poorly during 1998. Seventy-seven big stocks from the S&P 500 today's version of the "nifty fifty" from the 1970s - contributed all of the S&P's gain in 1998. The other 423 stocks were essentially unchanged in the aggregate. Outside of the biggest 100 stocks on the S&P 500, the next 5,000 stocks declined over 10% (median change) in price this past year. As 1998 ended, these stocks were still off around 33% on average from their 1998 peaks.

     Your CVIT Fund did not participate in the domination of a relatively few large-cap and Internet stocks that was the story of the stock market during 1998. Wright's strict quality standards preclude investing in speculative issues
- such as Internet stocks with no or poor earnings history. Additionally, many of the big-cap stocks that dominated the S&P 500's performance last year have risen to exorbitant P/E levels.

     In the fourth quarter, underweighting in communications and retail stocks hampered the CVIT, although the individual securities in these groups selected for the fund did well. Overweighting in the chemical, metal products and utility industries also hurt. A big positive for the CVIT fund in the fourth quarter was its underweighting in energy stocks, which were weak in the quarter. A strong performance by the recreation companies in the fund also helped results.

     From 1991 to the middle of 1997, the U.S. stock market was a model of stability, sensibility and low volatility. But over the past 18 months, stock market fluctuations have been growing steadily. Since last August, as stock prices have regained momentum, investor confidence has grown into what appears to be full-blown euphoria in early 1999. The breadth of the rally hasn't exactly been inspiring; in fact, the advance has become more and more concentrated in technology and speculative Internet stocks. Investment fundamentals remain positive today; still, one cannot help but wonder if they are so good as to warrant the highest P/E multiples in history.

     The U.S. economy continues to sail along at a good clip, with consumers showing little concern over international economic difficulties. U.S. manufacturing has been the one sector affected by the Asian recession, with a loss of nearly 300,000 factory jobs over the past nine months. Service-producing industries, on the other hand, have created 2 1/4 million new jobs over the same period, maintaining the strong positive trend in personal income. Consumer confidence remains high, although anything that erodes consumer confidence could also cause spending to slow as personal savings are rebuilt. At this stage, though, it appears more likely that the U.S. economy will lend support to the struggling economies of the world in 1999, rather than being dragged down to their levels. Some slowing in economic growth is almost certainly coming, but Wright still forecasts real GDP growth of 2 1/2% to 3%, with inflation staying low, in 1999.

     In the past, periods of stock market dominance by a few issues have invariably been followed by a period in which overpriced market favorites correct to more reasonable values. Wright believes that the high-quality, reasonably priced issues held in the CVIT are likely to fare considerably better than the overpriced stock market leaders over the next couple of years. The CVIT ended 1998 holding stocks with an average P/E multiple of 14 times expected year-ahead earnings, just half the S&P 400's forward valuation. In spite of the undervaluation of the portfolio, earnings growth is expected to be significant over the next year as well as the next five years.

                  Catholic Values Investment Trust Equity Fund
                             DIVIDEND DISTRIBUTIONS
================================================================================

              N.A.V.   Distri-   Distri-                          12 Month   5 Year    10 Year       Cum.
  Period        Per    bution    bution   Shares                  Invstmnt  Invstmnt   Invstmnt     Invstmnt
  Ending       Share   $  P/S   in Shares  Owned        Value      Return    Return     Return       Return
                                                                          (Annualized)(Annualized)(Annualized)
------------------------------------------------------------------------------------------------------------------------


  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
  - Institutional Service Shares

  5/1/97     $10.00                       100.00    $1,000.00

  Dec.97      11.89    0.040   0.003431   100.34     1,193.04         -         -         -            19.31%

  Jan.98      11.95                       100.34     1,199.06         -         -         -               -
  Feb.98      12.87                       100.34     1,291.38         -         -         -               -
  Mar.98      13.23    0.006   0.000451   100.39     1,328.16         -         -         -               -
  Apr.98      13.20                       100.39     1,325.15         -         -         -               -
  May 98      12.74                       100.39     1,278.97     26.13%        -         -            25.55%
  Jun.98      12.58                       100.39     1,262.91     22.26%        -         -            22.21%
  Jul.98      11.72                       100.39     1,176.55      4.21%        -         -            13.91%
  Aug.98       9.80                       100.39       983.81    -12.86%        -         -            -1.22%
  Sep.98      10.06                       100.39     1,009.91    -14.49%        -         -             0.70%
  Oct.98      11.12                       100.39     1,116.32     -0.95%        -         -             7.61%
  Nov.98      11.47                       100.39     1,151.45     -0.48%        -         -             9.32%
  Dec.98      11.79                       100.39     1,183.58     -0.80%        -         -            10.64%



  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
  - Individual Shares

  5/1/97     $10.00                       100.00    $1,000.00

  Dec.97      11.87    0.040   0.003439   100.34     1,191.04         -         -         -            19.11%

  Jan.98      11.92                       100.34     1,196.05         -         -         -              -
  Feb.98      12.83                       100.34     1,287.36         -         -         -              -
  Mar.98      13.17    0.006   0.000452   100.39     1,322.14         -         -         -              -
  Apr.98      13.14                       100.39     1,319.12         -         -         -              -
  May 98      12.69                       100.39     1,273.95     25.88%        -         -            25.09%
  Jun.98      12.52                       100.39     1,256.88     21.91%        -         -            21.71%
  Jul.98      11.67                       100.39     1,171.54      4.04%        -         -            13.52%
  Aug.98       9.75                       100.39       978.80    -13.15%        -         -            -1.59%
  Sep.98      10.01                       100.39     1,004.90    -14.84%        -         -             0.35%
  Oct.98      11.05                       100.39     1,109.30     -1.40%        -         -             7.16%
  Nov.98      11.40                       100.39     1,144.44     -0.83%        -         -             8.90%
  Dec.98      11.71                       100.39     1,175.56     -1.30%        -         -            10.19%



                  Catholic Values Investment Trust Equity Fund
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================

                              Shares      Value
                             -------     ------
 Equity Interests -- 96.4%



APPAREL -- 1.5%
VF Corp....................    4,300  $    201,563
                                        -----------



AUTOMOTIVE -- 6.7%
Dana Corp..................    5,600  $    228,900
Johnson Controls...........    3,500       206,500
Modine Mfg. Co.............    5,900       213,875
Superior Industries Int'l..    8,400       233,625
                                        -----------

                                      $    882,900
                                        -----------


CHEMICALS -- 6.7%
Cooper Tire & Rubber.......   12,300  $    251,381
Morton Int'l Inc.-W/I......    8,100       198,450
PPG Industries, Inc........    3,700       215,525
Rohm & Haas Company........    7,200       216,900
                                        -----------

                                      $    882,256
                                        -----------



CONSTRUCTION -- 7.0%
Jacobs Eng. Group Inc*.....    7,900  $    321,924
Southdown, Inc.............    4,832       285,993
Texas Industries Inc.......    5,300       142,769
Toll Brothers*.............    7,800       175,988
                                        -----------

                                      $    926,674
                                        -----------



DIVERSIFIED -- 3.1%
Crane Company..............    7,500  $    226,406
Lancaster Colony...........    5,550       178,294
                                        -----------

                                      $    404,700
                                        -----------



ELECTRONICS -- 12.4%
Adobe Systems Inc..........    4,100  $    191,675
Dallas Semiconductor Corp..    5,400       220,050
Intel Corporation..........    2,800       331,975
Int'l. Business Machines...    1,500       277,125
Raytheon Co................    3,600       191,700
Sun Microsystems, Inc*.....    4,800       411,000
                                        -----------

                                      $  1,623,525
                                        -----------



FINANCIAL -- 15.6%
Ambac Fin'l. Group Inc.....    4,000  $    240,750
A.G. Edwards, Inc..........    6,500       242,125
BB&T Corporation...........    6,400       258,000
Compass Bancshares.........    5,500       209,344
Federal Nat'l. Mort. Assoc.    3,900       288,600
First Security CP..........    9,400       219,725
KeyCorp (New)..............    6,400       204,800
MBIA Inc...................    3,100       203,244
Southtrust Corp............    4,950       182,840
                                        -----------

                                      $  2,049,428
                                        -----------


FOOD -- 3.0%
Dean Foods Company.........    4,300  $    175,494
Universal Foods Corp.......    8,000       219,500
                                        -----------

                                      $    394,994
                                        -----------



MACHINERY & EQUIPMENT -- 4.9%
Caterpillar................    3,900  $    179,400
Deere & Company............    7,400       245,125
Ingersoll-Rand Co..........    4,750       222,953
                                        -----------

                                      $    647,478
                                        -----------


METAL PRODUCERS -- 1.4%
Carpenter Technology.......    5,400  $    183,264
                                        -----------

METAL PRODUCTS MFRS. -- 7.9%
Aeroquip-Vickers Inc.......    5,000  $    149,688
Kaydon Corp................    6,500       260,406
Mueller Industries*........    8,700       176,719
Snap-on Inc................    6,500       226,281
Trinity Industries.........    5,800       223,300
                                        -----------

                                      $  1,036,394
                                        -----------



OIL, GAS & COAL -- 1.4%
Ensco International Inc....    8,600  $     91,912
Nabors Inds., Inc.*........    6,300        85,444
                                        -----------

                                      $    177,356
                                        -----------


PRINTING & PUBLISHING -- 2.7%
American Greetings Corp....    4,500  $    184,781
Banta Corp.................    6,200       169,725
                                        -----------

                                      $    354,506
                                        -----------



RECREATION -- 3.9%
Brunswick Corp.............    6,700  $    165,825
Brinker International Inc*.    7,900       228,113
Ryans Family Steak Hse*....    9,600       118,800
                                        -----------

                                      $    512,738
                                        -----------


RETAILERS -- 1.4%
Ross Stores Inc............    4,600       181,125
                                        -----------





TRANSPORTATION -- 5.4%
Comair Holdings Inc........    7,200  $    243,000
U.S. Freightways Corp......    9,300       270,863
Werner Enterprises Inc.....   11,375       201,195
                                        -----------

                                      $    715,058
                                        -----------


UTILITIES -- 7.9%
Aliant Communication Inc...    7,200  $    294,300
Nipsco Industries, Inc.....    7,100       216,106
SBC Communications, Inc....    5,800       311,025
Teco Energy................    7,600       214,225
                                        -----------

                                      $  1,035,656
                                        -----------



MISCELLANEOUS -- 3.5%
Kelly Services, Inc........    5,800  $    184,150
Sierra Health Svcs*........   12,900       271,705
                                        -----------

                                      $    455,855
                                        -----------


TOTAL EQUITY INTERESTS - 96.4%
  (identified cost, $11,889,875)      $ 12,665,470
                                       ------------

    Reserve Funds - 9.7%

                          Face Amount
                         -------------
American Express Corp.
4.702%, 1/4/99............$  640,000  $    640,000

General Electric Cap. Corp.
4.702%, 1/4/99.............  640,000       640,000
                                        -----------

  (at amortized cost)....             $  1,280,000
                                        -----------


TOTAL INVESTMENTS - 106.1%
  (identified cost, $13,169,875)      $ 13,945,470

OTHER ASSETS,
  LESS LIABILITIES -- (6.1%)              (801,600)
                                        -----------


NET ASSETS -- 100%                    $ 13,143,870
                                        ============


* Non-income-producing security.
See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENT OF ASSETS AND LIABILITIES

================================================================================

                                                           December 31,
                                                              1998
-------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................   $   13,169,875
     Unrealized appreciation.........................          775,595
                                                           ------------

     Total Value (Note 1A)...........................   $   13,945,470

   Cash  ............................................           94,171
   Dividends and interest receivable.................            9,341
   Receivable for Fund shares sold...................           34,521
   Receivable from Investment Adviser (Note 2).......           16,500
   Deferred organization expenses (Note 1B)..........           84,516
                                                           ------------

     Total Assets....................................   $   14,184,519
                                                           ------------

LIABILITIES:
   Investment Adviser fee payable....................   $          130
   Payable for investments purchased.................          994,508
   Accrued Advisory Board fees payable (Note 2)......            1,866
   Accrued expenses and other liabilities............            9,378
   Payable for Fund shares reacquired................           34,767
                                                           ------------

     Total Liabilities...............................   $    1,040,649
                                                           ------------

NET ASSETS...........................................   $   13,143,870
                                                         ==============

NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including shares
     issued to shareholders in payment of distributions
     declared), less cost of shares reacquired........   $   12,665,782
   Accumulated undistributed net realized loss on
     investments (computed on the basis of
     identified cost..................................         (297,507)
   Unrealized appreciation of investments (computed
     on the basis of identified cost).................          775,595
                                                            ------------

     Net assets applicable to outstanding shares.....    $   13,143,870
                                                          ==============
Computation of net asset value, offering and
  redemption price per share (Note 7):
   Institutional Service shares:
     Net assets......................................    $    9,173,741
                                                          ==============
     Shares of beneficial interest outstanding.......           777,787
                                                          ==============
     Net asset value, offering price, and redemption
       price per share of beneficial interest .......    $        11.79
                                                          ==============
   Individual shares:
     Net assets......................................    $    3,970,129
                                                          ==============
     Shares of beneficial interest outstanding.......           339,103
                                                          ==============
     Net asset value, offering price, and redemption
      price per share of beneficial interest.........    $        11.71
                                                          ==============

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                             STATEMENT OF OPERATIONS
================================================================================


                                                         For the Year
                                                           Ended
                                                      December 31, 1998
-------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividend Income................................    $      152,320
     Interest Income................................             8,294
                                                            ------------

       Total investment income......................    $      160,614
                                                            ------------


   Expenses
     Investment Adviser fee (Note 2)................    $       83,198
     Advisory Board fee (Note 2)....................            12,262
     Administrator fee (Note 2).....................             7,766
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator......            13,910
     Custodian fee  - Institutional Service shares (Note 1C)    32,003
     Custodian fee  - Individual shares (Note 1C)...            17,145
     Registration Costs - Institutional Service shares          12,867
     Registration Costs - Individual shares ........            15,033
     Distribution expenses - Institutional Service
        shares (Note 3).............................            20,627
     Distribution expenses - Individual shares (Note 3)         21,446
     Transfer and dividend disbursing agent fees -
        Institutional Service shares................             2,350
     Transfer and dividend disbursing agent fees -
        Individual shares...........................             3,596
     Amortization of organization expenses (Note 1B)            25,137
     Auditing expense...............................            15,900
     Legal services.................................            18,853
     Printing expense...............................            13,859
     Miscellaneous..................................             2,999
                                                              ------------

       Total expenses...............................    $      318,951
                                                              ------------

   Deduct -
     Reduction of Investment Adviser fee (Note 2)...    $       83,092
     Reduction of Distribution fee - Individual shares (Note 3) 12,946
     Allocation of expenses to Investment Adviser (Note 2)..... 44,300
     Reduction of custodian fee - Institutional
        Service shares (Note 1C)....................             5,840
     Reduction of custodian fee - Individual shares (Note 1C)    2,031
                                                              ------------

       Total deductions.............................    $      148,209
                                                              ------------

       Net expenses.................................    $      170,742
                                                              ------------

         Net investment loss........................    $      (10,128)
                                                              ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized loss on investments (identified
     cost basis)....................................    $     (297,507)
   Change in unrealized appreciation of investments.           198,703
                                                              ------------

   Net realized and unrealized loss on investments..    $      (98,804)
                                                              ------------

     Net decrease in net assets from operations.....    $     (108,932)
                                                             ==============


See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                              Year           May 1, 1997
                                                                              Ended    (start of business) to
                                                                          Dec. 31, 1998     Dec. 31, 1997
---------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $     (10,128)    $       (2,913)
     Net realized gain (loss) on investments..........................       (297,507)            41,503
     Change in unrealized appreciation of investments.................        198,703            576,892
                                                                          ------------       ------------

       Increase (decrease) in net assets from operations..............  $    (108,932)    $      615,482
                                                                          ------------       ------------

   Distributions to shareholders:
     From net realized gain - Institutional Service class.............  $      (2,644)    $      (29,065)
     From net realized gain - Individual class........................           (941)            (4,400)
     In excess of realized gain - Institutional Service class.........         (1,743)                 -
                                                                          ------------       ------------

       Total distributions to shareholders............................  $      (5,328)    $      (33,465)
                                                                          ------------       ------------

   Fund share transactions -- Institutional Service class:
       Proceeds from shares sold......................................  $   2,656,493     $    8,133,814
       Issued to shareholders in payment of distributions declared....          3,611             23,903
       Cost of shares reacquired......................................     (2,222,070)            (9,357)
                                                                          ------------       ------------

       Net increase in net assets from Fund share transactions
         - Institutional Service class................................  $     438,034     $    8,148,360
                                                                          ------------       ------------

     Individual class:
       Proceeds from shares sold......................................  $   3,115,248     $    1,266,585
       Issued to shareholders in payment of distributions declared....            896              4,133
       Cost of shares reacquired......................................       (378,693)           (18,450)
                                                                          ------------       ------------

       Net increase in net assets from Fund share transactions
         - Individual class...........................................  $   2,737,451     $    1,252,268
                                                                          ------------       ------------

     Total net increase from Fund share transactions (Note 4).........      3,175,485          9,400,628
                                                                          ------------       ------------

       Net increase in net assets.....................................  $   3,061,225     $    9,982,645


NET ASSETS:

   At beginning of period.............................................     10,082,645            100,000
                                                                          ------------       ------------

   At end of period...................................................  $  13,143,870     $    10,082,645
                                                                        ==============     ==============

See notes to fianacial statements

                  Catholic Values Investment Trust Equity Fund

================================================================================


                                                             Year Ended           From May 1, 1997 (start of business) to
                                                          December 31, 1998                   December 31, 1997
----------------------------------------------------------------------------------------------------------------------
                                                      Institutional   Individual        Institutional   Individual
FINANCIAL HIGHLIGHTS                                 Service Shares    Shares          Service Shares     Shares
----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.................  $  11.890       $ 11.870         $ 10.000        $ 10.000
                                                       --------        --------          --------        --------

Income (Loss) from Investment Operations:
   Net investment income (loss)*.....................  $   0.003       $ (0.036)        $ (0.000)+      $ (0.024)
   Net realized and unrealized gain (loss)
      on investments.................................     (0.097)        (0.118)           1.930           1.934
                                                       --------        --------          --------        --------

     Total income (loss) from investment operations..  $  (0.094)      $ (0.154)        $  1.930        $  1.910
                                                        ---------       ---------        --------        --------
   Less distributions:
     From net realized gain on investments...........  $  (0.004)      $ (0.006)        $ (0.040)       $ (0.040)
     In excess of net realized gain on investments...     (0.002)         -                -               -
                                                        --------        --------         --------        --------

     Total distributions.............................  $  (0.006)      $ (0.006)        $ (0.040)       $ (0.040)
                                                        --------        --------         --------        --------

Net asset value, end of period.......................  $  11.790       $ 11.710         $ 11.890        $ 11.870
                                                       =========       =========        =========       =========
Total Return (1).....................................     (0.80%)        (1.30%)          19.31%          19.11%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)...........  $   9,174       $  3,970        $  8,686        $  1,397
   Ratio of expenses to average net assets*(3).......      1.49%          1.95%           1.73% (2)       2.24% (2)
   Ratio of net investment income (loss) to
    average net assets...............................      0.02%         (0.42%)         (0.01%)(2)      (0.44%)(2)
   Portfolio turnover rate...........................        50%            50%             14%             14%

 * During the periods presented, the Investment Adviser, the Administrator and the Principal Underwriter waived all or a portion of their fees and the Investment Adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                             Year Ended              From May 1, 1987 (start of business) to
                                                          December 31, 1998                     December 31, 1997
------------------------------------------------------------------------------------------------------------------------------
                                                      Institutional   Individual     Institutional    Individual
                                                     Service Shares     Shares      Service Shares      Shares

Net investment loss per share........................  $  (0.170)      $ (0.212)      $ (0.047)       $ (0.212)
                                                       =========       =========      =========       =========
Annualized Ratios (As a percentage of average net assets):
   Expenses..........................................      2.64%         4.00%          4.50% (2)       5.69% (2)
   Net investment loss...............................     (1.13%)       (2.47%)        (2.78%)(2)      (3.89%)(2)

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(2) Annualized.
(3) During the years ended December 31, 1998 and 1997, custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credit. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.42% and 1.48% for the Institutional Service shares and 1.88% and 1.99% for the Individual shares.
(+) Amount represents less than ($0.001) per share.

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                          NOTES TO FINANCIAL STATEMENTS
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the Fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The Fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the Fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

     B. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

     C. Expense Reduction - The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $140,614, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire on December 31, 2006.

     At December 31, 1998, net capital losses of $156,893 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day of the Fund's next taxable year.

     E. Distributions - The Fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items. During the year ended December 31, 1998, $10,331 was reclassified to proceeds from sales of shares and $203 was reclassified to accumulated undistributed net realized loss and $10,128 was reclassified from net investment loss due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes.

     F. Multiple Classes of Shares of Beneficial Interest - The Fund offers an Individual Share Class and an Institutional Service Share Class. The Fund may also offer an Institutional Share Class, although such class is not currently being offered. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has engaged Wright Investors' Services (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.75%. To enhance the net income of the Fund,

Wright made a reduction of its investment adviser fee by $83,092. In addition, $44,300 of expenses were allocated to the investment adviser. The Fund has an independent Catholic Advisory Board which consults with the investment adviser. The Fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the Fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.07%. Certain of the Trustees and officers of the Fund are Trustees or officers of the above organizations. Except as to Trustees of the Fund who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the Fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the Fund's average net assets attributable to the Institutional Service shares. To enhance the net income of the Fund, the Principal Underwriter made a reduction of its fee for the year ended December 31, 1998, of $12,946 for Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1998, the Fund neither accrued nor paid any service fees.

(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                      For the Year Ended           For the Period from the Start of Business,
                                       December 31, 1998                May 1, 1997 to December 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                             Institutional Service  Individual        Institutional Service Individual
                                    Shares            Shares                 Shares           Shares
----------------------------------------------------------------------------------------------------------------------------

Shares Sold                        228,111           254,404                719,002          118,987
Shares issued to shareholders
   in payment of distribution
   declared                            271                68                  2,050              355
Shares Reacquired                 (180,991)          (33,091)                  (656)          (1,620)
                                    -------           -------                -------          -------

Net increase                        47,391           221,381                720,396          117,722
                                   ========          ========               ========         ========

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the year ended December 31, 1998, were $8,212,155 and $5,289,749, respectively.


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$   13,169,875
                                                               ===========
              Gross unrealized appreciation.................$    1,595,961
              Gross unrealized depreciation.................      (820,366)
                                                               -----------

              Net unrealized appreciation...................$      775,595
                                                               ===========


(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees.


(8)  LINE OF CREDIT

     The Fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Fund did not have significant borrowings or allocated fees during the year ended December 31, 1998.

                  Catholic Values Investment Trust Equity Fund
                          INDEPENDENT AUDITORS' REPORT
================================================================================



To the Trustees and Shareholders of
Catholic Values Investment Trust Equity Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Catholic Values Investment Trust Equity Fund as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, May 1, 1997, to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Catholic Values Investment Trust Equity Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 29, 1999

ANNUAL REPORT

Catholic Advisory Board
Thomas P. Melady, Chairman
Margaret M. Heckler
Bowie K. Kuhn
Timothy J. May
Thomas S. Monaghan
William A. Wilson

Ecclestiastical Advisor
His Eminence John Cardinal O`Connor

Investment Adviser
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Administrator
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Principal Underwriter
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.